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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                      FEBRUARY 13, 1998 (JANUARY 30, 1998)



                              QUEST MEDICAL, INC.
                              -------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


     TEXAS                          0-10521                    75-1646002
     -----                          -------                    ----------

(STATE OR OTHER                 (COMMISSION FILE             (IRS EMPLOYER
JURISDICTION OF                      NUMBER)               IDENTIFICATION NO.)
INCORPORATION)



                             201 ALLENTOWN PARKWAY
                               ALLEN, TEXAS 75002
                               ------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (972) 390-9800



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On January 30, 1998, Quest Medical, Inc. (the "Registrant"), a manufacturer of proprietary products for the healthcare industry, completed the previously announced sale (the "Sale") of substantially all of the assets of its cardiovascular and intravenous fluid products division to Atrion Corporation ("Atrion"). The assets sold consisted of the division's equipment and machinery, fixtures, inventory, patents and trademarks, other intellectual property, contract rights, accounts receivable, security deposits and prepaid expenses. The Registrant received approximately $24 million in cash for the assets. The purchase price was determined using a combination of discounted cash flow and net book value analyses.

         The Registrant also granted Atrion a nine-month option to purchase the Registrant's Allen, Texas manufacturing facility and corporate headquarters for $6.5 million. If Atrion purchases the facility, the Registrant would receive another $2.7 million in net proceeds after paying off the mortgage. The Registrant will lease space in the Allen facility to Atrion during a transition period.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b)     Pro Forma Financial Information

                 In accordance with paragraph (b)(2) of Item 7 of Form 8-K, the pro forma financial information required in connection with the Sale are not included in this initial report and will be filed within 60 days after the date of this report.

         (c)     Exhibits

         2.1 Asset Purchase Agreement, dated December 29, 1997, by and among Quest Medical, Inc., QMI Medical, Inc. (formerly known as QMI Acquisition Corp.) and Atrion Corporation (including exhibits and schedules 2.1.1, 2.1.2, 2.3(a) and 2.3(b)).

         99.1 Press Release issued by the Registrant on January 30, 1998 relating to the Sale.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

         Dated:  February 13, 1998             QUEST MEDICAL, INC.



                                               By: /s/ F. Robert Merrill III
                                                  -----------------------------
                                                       F. Robert Merrill III
                                                       Senior Vice President -
                                                       Finance, Secretary and
                                                       Treasurer




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                               INDEX TO EXHIBITS

    Exhibit
    Number                                  Description
    ------                                  -----------
    2.1          Asset Purchase Agreement, dated December 29, 1997, by and among Quest Medical, Inc.,
                 QMI Medical, Inc. (formerly known as QMI Acquisition Corp.) and Atrion Corporation
                 (including exhibits and schedules 2.1.1, 2.1.2, 2.3(a) and 2.3(b)).

    99.1         Press Release issued by the Registrant on January 30, 1998 relating to the Sale.